SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                         [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT      [ ]
CHECK THE APPROPRIATE BOX:
[X] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))
[ ] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                             AMERICAN JEWELRY CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] NO FEE REQUIRED
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.
(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO
    EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5) TOTAL FEE PAID:

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[ ] FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX  IF ANY PART  OF THE FEE IS OFFSET AS  PROVIDED  BY  EXCHANGE  ACT
    RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1) AMOUNT PREVIOUSLY PAID:

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(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3) FILING PARTY:

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(4) DATE FILED:

                             AMERICAN JEWELRY CORP.

                              131 WEST 35TH STREET

                            NEW YORK, NEW YORK 10001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 22, 2002


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Jewelry Corp., a Delaware corporation (the "Company"), will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, on Tuesday, January 22, 2002 at 10:00 A.M. New York time, to consider the following proposals:

     1. The election of three (3) directors, named in the accompanying Proxy Statement to serve on the Board of Directors of the Company until their respective successors are elected and qualified;

     2.   The  approval  of  an  amendment  to  the  Company's   Certificate  of
          Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 350,000,000 shares to 600,000,000 shares;

     3. The approval of a reincorporation proposal to merge the Company with and into its wholly-owned subsidiary, American Jewelry Corp., a Nevada corporation, which will be the surviving corporation for the purpose of changing the Company's domicile from Delaware to Nevada;

     4. To ratification of the appointment of Feldman Sherb & Co., P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

     5. The transaction of such other business as may properly come before the meeting.

     Stockholders of record on the books of the Company at the close of business on December 14, 2001 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 2000 is enclosed.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                            By Order of the Board of Directors


Dated:  New York, New York                  George Weisz
        December __, 2001                   Secretary

                             AMERICAN JEWELRY CORP.

                              131 WEST 35TH STREET

                            NEW YORK, NEW YORK 10001

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 22, 2002


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Jewelry Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at the offices of Jenkens & Gilchrist Parker Chapin, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 on Tuesday, January 22, 2002, at 10:00 A.M. New York time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

     A proxy may be revoked by a stockholder at any time before its exercise by filing with George Weisz, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting of Stockholders and electing to vote in person. Attendance at the Annual Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

     At the Annual Meeting, the Stockholders will vote on the following proposals:

     1. The election of three (3) directors, named in the accompanying Proxy Statement to serve on the Board of Directors of the Company until their respective successors are elected and qualified;

     2.   The  approval  of  an  amendment  to  the  Company's   Certificate  of
          Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 350,000,000 shares to 600,000,000 shares;

     3. The approval of a reincorporation proposal to merge the Company with and into its wholly-owned subsidiary, American Jewelry Corp., a Nevada corporation, which will be the surviving corporation, for the purpose of changing the domicile of the Company from Delaware to Nevada;

     4. The ratification of the appointment of Feldman Sherb & Co., P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

     5. The transaction of such other business as may properly come before the meeting.

     The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

     Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such stockholder are voted at the Annual Meeting. Any stockholder may revoke a proxy at any time before it is voted by: (i) delivering written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked, (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

     The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The principal executive offices of the Company are located at 131 West 35th Street, New York, New York 10001. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is December 21, 2001.

                                VOTING SECURITIES

     Only holders of shares of Common Stock and the holders of shares of series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock"), of record at the close of business on December 14, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were ______________ shares of Common Stock issued and outstanding and 200,000 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting and the holders of Series A Preferred Stock are entitled to an aggregate of _____________, representing 54% of the total shares entitled to vote by all holders of the then outstanding shares of Common Stock and the holders of all the then outstanding shares of Series A Preferred Stock combined. The holders of the Series A Preferred Stock are entitled to vote along with the holders of Common Stock as one class on all matters for which the stockholders of the Company shall vote.

                                VOTING PROCEDURES

The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The approval of the proposal to amend the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock and the approval of a reincorporation proposal to merge the Company with and into American Jewelry Corp., a Nevada corporation, for the purposes of changing the Company's domicile from Delaware to Nevada require the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote. The approval of the selection of Feldman Sherb & Co., P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, the holders of a majority of the votes are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock is required to approve an amendment to the certificate of incorporation of the Company

(proposal 2) and to approve the merger and reincorporation (proposal 3), broker non-votes and abstentions will have the same effect as a vote "against" the amendment to the certificate of incorporation of the Company (proposal 2) and the merger and reincorporation (proposal 3). The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of December ___, 2001, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director, and nominee for director, of the Company who owns shares of Common Stock or Series A Preferred Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 54% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.


 Name and Address
  of  Beneficial                     Number of shares of                Number of shares                Percentage of
    Owner                           Common Stock Owned (1)         of Series A Preferred Owned          Voting Rights
------------------                  ----------------------         ---------------------------          -------------

Isaac Nussen                               16,667                            100,000                          54%
131 West 35th Street
New York, NY 10001

George Weisz                               16,667                            100,000                          54%
131 West 35th Street
New York, NY 10001

Eric Rothschild                             -0-                                -0-                             *
131 West 35th Street
New York, NY 10001

All officers and
directors as a
group (3 persons)                          33,334                            200,000                          54%


*    Represents less than 1%.

(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, three (3) Directors are to be elected by the stockholders to serve until the next Annual Meeting of the Stockholders or until their successors are elected and shall qualify. The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The accompanying form of Proxy will be voted for the re-election as Directors of Isaac Nussen, George Weisz and Eric J. Rothschild. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.


                            DIRECTORS OF THE COMPANY

     The following table sets forth information about each executive officer, director and nominee for director of the Company.

        Name                 Age     Title

        Isaac Nussen         51      President and Director

        George Weisz         61      Director, Vice President and Secretary

        Eric J. Rothschild   69      Director

     Isaac Nussen has served as President, CEO and Director since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation. He is responsible for marketing and sales. Mr. Nussen served as an executive officer of other jewelry manufacturing companies for over 25 years.

     George Weisz (a.k.a. Ghidale Weisz) has served as Chief Operating Officer, Vice President, Secretary and Director of the Company since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation. He is responsible for day to day operations including development and manufacturing. Mr. Weisz served as an executive officer of other jewelry manufacturing companies for over 25 years.

     Eric J. Rothschild has served as a director since November 1998. For the past six years, and prior thereto, he has been a self-employed physician and a member of Orangeburg Orthopedic Associates.

     Mr. George Weisz and Mr. Isaac Nussen are brothers in law.

MEETINGS AND COMMITTEES OF THE BOARD

     In the past year, the Board of Directors had three meetings. Each of the directors attended at least 75% of the meetings.

     The Board of Directors intends to appoint an Audit Committee and a Compensation Committee to contain at least two independent directors. Currently, the functions and responsibilities of the Audit and Compensation Committees are assumed by all of the members of the Board of Directors. The Company does not have a Nominating Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

     The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years are as follows:

                             SUMMARY COMPENSATION TABLE

                                         Annual                             Long-Term
                                         Compensation                       Compensation
                                                           Other Annual
Name and Principal                       Salary            Compensation     Awards/Options
Position                        Year     ($)               ($)              (#)
-------------------------------------------------------------------------------------------
Isaac Nussen,                   2000     $         0              0                0
Chief Executive Officer         1999     $250,000.00              0                0
And President                   1998     $ 23,000.00              0                0
-------------------------------------------------------------------------------------------
George Weisz,                   2000     $         0              0                0
Vice-President                  1999     $250,000.00              0                0
                                1998     $ 23,000.00              0                0


     Mr. Weisz and Mr. Nussen contributed their annual salaries for the year 2000, totaling in the aggregate $450,000, to the paid-in capital of the Company. Mr. Weisz and Mr. Nussen are entitled to receive an annual salary of $250,000 each, however they did not receive the entire salary allowed in 1999 and 1998, and are owed the amounts from the Company not paid by the Company in those years. In addition, both are entitled to receive a bonus of 2.5% of net profit (before taxes) in excess of $500,000 in each fiscal year commencing with the fiscal year ending December 31, 1999, cost of living increases and a life insurance policy in the face amount of $1,000,000 payable to them. In addition, on a change of control, in the event either or both Mr. Weisz or Mr. Nussen terminate their employment with the Company, they will each be entitled to receive a lump sum payment equal to 290% of his average annual compensation for the five years preceding the date of termination.

                              OPTION GRANTS IN 2000

                                      None

       AGGREGATED OPTION EXERCISES IN 2000 AND FOR YEAR-END OPTION VALUES

                                      None

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At September 1999, the Company owed George Weisz and Isaac Nussen $3,626,056 in connection with certain interest free loans made to the Company. The loans are due on demand and are convertible into shares of Common Stock of the Company. These loans have been subordinated to senior debt of the factor.

     George Weisz and Isaac Nussen have personally guaranteed, without compensation, the indebtedness of the Company to its factor. In accordance with the terms of the guarantee, in the event that payments are not made to the factor, Mr. Weisz and Mr. Nussen will be required to make such payments. On September 30, 1999, Mr. Nussen and Mr. Weisz also personally assumed approximately $3,477,000 of an obligation formerly due to the finance company as part of a $2,000,000 note to the finance company issued by the Company.

REQUIRED VOTE

     Election of the directors requires the affirmative vote of a plurality of the shares of Common Stock and the Series A Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2

                            AMENDMENT TO CERTIFICATE
                        OF INCORPORATION TO INCREASE THE
                        AUTHORIZED SHARES OF COMMON STOCK

     At a meeting of the Board of Directors on November ___, 2001 the Board adopted a resolution, by unanimous vote, to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is currently authorized to issue 350,000,000 shares of Common Stock. The Company's Board of Directors recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A, that would increase the authorized shares of the Company's Common Stock from 350,000,000 shares to 600,000,000 shares. Of the 350,000,000 shares of Common Stock currently authorized, __________ shares of Common Stock are issued and outstanding. If the Amendment is approved by the Company's stockholders, the first paragraph of ARTICLE FOURTH of the Company's Certificate of Incorporation will read as follows:

FOURTH: (A) The total number of shares of all classes of stock which the Company shall be authorized to issue is Six Hundred Five Million (505,000,000), of which Six Hundred Million (600,000,000) shares shall be designated as Common Stock, par value $.001 per share, and Five Million (5,000,000) shall be designated as Preferred Stock, par value $.001 per share.

     The Company proposes to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to the employee stock option plans, issuances upon conversion of outstanding debentures and shares of Preferred Stock which may be issued and possible future acquisitions. The Company's officers may from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company, in which the Company may consider issuing stock as part or all of the acquisition price. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

     The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if this proposed amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. The authority possessed by the Board of Directors to issue Common Stock could also potentially be used to discourage attempts to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

REQUIRED VOTE

     The Board of Directors believes that, as proposed, the approval of the amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 3

                            REINCORPORATION PROPOSAL

GENERAL

     The Company's Board of Directors has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from Delaware to Nevada, by means of a merger (the "Merger") of the Company with and into American Jewelry Corp., a Nevada corporation ("AMJC - Nevada"), a newly formed, wholly owned subsidiary of the Company (the "Reincorporation Proposal"), which will be the surviving corporation in the Merger.

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware corporate law and Nevada corporate law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware corporate law and Nevada corporate law, and is qualified in its entirety by reference to :

     o The Agreement and Plan of Merger between the Company and AMJC-Nevada (the "Merger Agreement") attached hereto as Exhibit B;

     o The Articles of Incorporation of AMJC-Nevada (the "New Charter") attached hereto as Exhibit C; and

     o The By-laws of AMJC-Nevada (the "New By-laws") attached hereto as Exhibit D.

     Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote thereon. The approval of the Reincorporation Proposal by the Company's stockholders will constitute an adoption of the Merger Agreement, the New Charter and the New By-laws and will affect certain rights of the stockholders. STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT AND THE ANNEXES ATTACHED HERETO IN ITS ENTIRETY BEFORE VOTING ON THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE REINCORPORATION

     The Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Nevada. The principal reason for the reincorporation is that the franchise tax and related fees that the Company pays as a Delaware corporation are significantly higher than the comparable fees for a Nevada corporation. Additionally, after considering the disadvantages and the advantages, including the more favorable corporate environment afforded by Nevada corporate law to directors and officers, the Board of Directors concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Delaware.

PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL

     At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and AMJC-Nevada, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Upon the Effective Date of the Merger, (i) each outstanding share of Common Stock of the Company immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.001 per share (the "AMJC-Nevada Common Stock") of AMJC-Nevada; (ii) each outstanding share of Series A Preferred Stock of the Company outstanding immediately prior to the Effective Date will be converted into one (1) share of series A preferred stock par value $0.001 per share (the "AMJC-Nevada Series A Preferred Stock") of AMJC - Nevada; and (iii) each outstanding option, warrant or other securities convertible into shares of the Company's Common Stock will be automatically assumed by AMJC-Nevada and will be converted into the right to acquire an equal number of shares of AMJC-Nevada Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Company.

     No action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Merger. Certificates for shares of the Company's Common Stock and Series A Preferred Stock will automatically represent an equal number of shares of AMJC-Nevada Common Stock and AMJC-Nevada Series A Preferred Stock, respectively.

     The Company's Common Stock is currently trading on the OTC Bulletin Board, and following consummation of the Merger, AMJC-Nevada Common Stock will continue to trade on the OTC Bulletin Board without interruption, under the same ticker symbol "AMJC".

     Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The number of directors comprising the Board of Directors of AMJC-Nevada will be three initially, each of whom is currently a director of the Company and each of the executive officers of the Company will serve as executive officers of AMJC-Nevada.

     Upon approval of the Reincorporation Proposal by the Company's stockholders, the proposed reincorporation will be consummated at such time as the Boards of Directors of the Company and AMJC-Nevada determine is advisable. The Merger Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or AMJC-Nevada prior to the Effective Date, either before or after stockholder approval. After approval by the stockholders of the Company of the Merger Agreement, no amendment shall be made which (a) alters or changes the amount or kind of shares of AMJC-Nevada to be received on conversion of shares of the Company as provided, (b) alters or changes any term of the Articles of Incorporation of AMJC-Nevada to be effected by the Merger, or (c) alters or changes any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the rights of stockholders of the Company, without the further approval of such stockholders.

RIGHTS OF STOCKHOLDERS TO DISSENT

     Since the Reincorporation Proposal will be conducted through a merger of the Company into its wholly-owned subsidiary, AMJC-Nevada, the Company's stockholders will not have a right to dissent from the reincorporation and receive the fair market value of their shares in cash.

COMPARISON OF STOCKHOLDERS' RIGHTS

     Although the corporate statutes of Nevada and Delaware are substantially similar, certain differences exist. This summary is not intended to be complete, and stockholders should refer to the Delaware General Corporation Law (the "Delaware Law") and the Nevada Revised Statutes, as amended (the "Nevada Law") to understand how these laws will apply to the Company and AMJC-Nevada.

     Classified Board of Directors
     -----------------------------

     The Delaware Law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class (consisting of approximately l/3 of the entire board) will be elected at each annual meeting of the stockholders to serve for a term of three years or until their successors are elected to take office. The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither the Company nor AMJC-Nevada have a classified board, there will be no difference in stockholders' rights with respect to this issue.

     Cumulative Voting
     -----------------

     Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

     The Nevada Law permits cumulative voting in the election of directors as long as certain procedures are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

     Since neither the Company, nor AMJC-Nevada utilize cumulative voting, there will be no significant difference in stockholders' rights with respect to this issue.

     Vacancies on the Board of Directors
     -----------------------------------

     Under the Delaware Law, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum unless otherwise provided in the certificate of incorporation or by-laws. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The by-laws of the Company and AMJC-Nevada address the issue of director vacancies in the same manner.
Therefore, the change from Delaware law to Nevada law will not alter stockholders' rights with respect to filling vacancies.

     Removal of Directors
     --------------------

     Under both the Delaware Law and the Nevada Law, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors. Under Delaware Law, a majority vote is required to remove a director. Under the Nevada Law, a director may be removed only by the vote of stockholders casting not less than two-thirds of the outstanding voting rights.

     Indemnification of Officers and Directors and Advancement of Expenses
     ----------------------------------------------------------------------

     Delaware and Nevada law have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Delaware corporation has the discretion to decide whether or not to advance expenses. Under the Nevada Law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses. There will be no difference in stockholders' rights with respect to this issue because the New Bylaws and the Present Bylaws each provides for advancement of expenses.

     Limitation on Personal Liability of Directors
     ---------------------------------------------

     A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company's certificate of incorporation does not have a provision limiting the liability of directors to the Company.

     While the Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability the breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty, but does not limit liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of distributions in violation of Nevada law. The New Charter contains provisions limiting the liability to AMJC-Nevada of directors and officers.

     Dividends
     ---------

     The Delaware Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under the Delaware Law, subject to any restrictions provided in the certificate of incorporation, a corporation may declare dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

     The Nevada Law provides that except as otherwise provided in its articles of incorporation, no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

     Restrictions on Business Combinations
     -------------------------------------

     Both the Delaware Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware Law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder, (i) unless the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) upon consummation of such transaction, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iv) at or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66% of the corporation's outstanding voting stock at an annual or special meeting and not by written consent, excluding shares owned by the interested stockholder. The Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. Delaware law allows corporations to opt-out of the statute with provisions expressly electing not to be governed by such statutory provisions.

     The Nevada Law regulates business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of ten percent (10%) or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The Company's current charter does not contain such provisions electing not to be governed by such statutory provisions. The New Charter contains such provisions.

     Amendment to Certificate/Articles of Incorporation
     --------------------------------------------------

     Both the Delaware Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's certificate/articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely. Unlike Delaware, under Nevada law, the number of authorized shares of any such class of stock may be increased or decreased and the number of shares outstanding may be correspondingly increased or decreased by a resolution adopted by the board of directors without stockholders approval.

     Actions by Written Consent of Stockholders
     ------------------------------------------

     The Nevada Law and the Delaware Law each provide that, unless the charter provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

     Stockholder Vote for Mergers and Other Corporate Reorganizations
     ----------------------------------------------------------------

     In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither the Nevada Law nor the Delaware Law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

     Dissenters' Rights
     ------------------

     In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement of the parties or by a court), in lieu of the consideration such stockholder would otherwise receive in any such transaction.

     Under the Delaware Law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (1) or
(2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except:

     o shares of stock of the corporation surviving or resulting from such merger or consolidation;

     o shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; o cash in lieu of fractional shares; or

     o  any combination of the foregoing.

No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

     Under the Nevada Law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of consummation of a plan of merger or plan of exchange in which the corporation is a party and, to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, any corporate action taken pursuant to a vote of the stockholders. As with the Delaware Law, the Nevada

Law provides an exception to dissenters' rights. Holders of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held by more than 2,000 stockholders of record are generally not entitled to dissenters' rights.

     Stockholder Inspection Rights
     -----------------------------

     The Delaware Law grants any stockholder of record the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

     The Nevada Law provides the right to inspect the corporation's financial records for only a stockholder of record who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares.

     Derivative Suits
     ----------------

     Under both the Delaware Law and the Nevada Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

     Special Meetings of Stockholders
     --------------------------------

     The Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The Nevada Law does not address the manner in which special meetings of stockholders may be called.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a summary of certain material anticipated federal income tax consequences of the Merger. This summary is based on the federal income tax laws now in effect and as currently interpreted; it does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. In addition, the summary discussion is intended to address only those federal income tax consequences that are generally applicable to a stockholder who holds shares of Common Stock as a capital asset. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Merger and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, regulated investment companies, foreign taxpayers, persons who received their shares of Common Stock as compensation in connection with the performance of services or on exercise of options received as compensation in connection with the performance of services). This summary does not address any consequence of the Merger under any state, local or foreign tax laws.

     No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Merger. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

     The Company believes that the Merger will be a tax-free reorganization of the Company. If the Merger qualifies as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), a stockholder of the Company that does not exercise dissenters' rights and who exchanges his or her shares of Common Stock solely for shares of AMJC-Nevada Common Stock would recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in his or her shares of AMJC-Nevada Common Stock received as a result of the Merger should be the same as his or her aggregate tax basis in the shares of the Common Stock exchanged therefor. The stockholder's holding period for the shares of AMJC-Nevada Common Stock will include the period during which such stockholder held the shares of Common Stock surrendered in the Merger.

     THE TAX CONSEQUENCES OF THE MERGER TO ANY PARTICULAR STOCKHOLDER MAY DIFFER DEPENDING UPON THAT STOCKHOLDER'S OWN CIRCUMSTANCES AND TAX POSITION. FURTHERMORE, THIS SUMMARY DOES NOT DISCUSS ANY ASPECTS OF STATE, LOCAL, FOREIGN OR OTHER TAX LAWS. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER.

REQUIRED VOTE

     The Board of Directors believes that the approval of the Reincorporation Proposal, including the Merger, the New Charter and the New By-laws, is in the best interests of the stockholders of the Company. The approval of the Reincorporation Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL.

                                   PROPOSAL 3
                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The firm of Feldman Sherb & Co., P.C. has served as the independent auditors of the Company since 2000. The Board of Directors has appointed Feldman Sherb & Co., P.C. to continue as the independent auditors of the Company for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. A representative of Feldman Sherb & Co., P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

     Audit fees billed to the Company by Feldman Sherb & Co., P.C. for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $43,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Feldman Sherb & Co., P.C. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Fees billed to the Company by Feldman Sherb & Co., P.C. during the Company's fiscal year ended December 31, 2000 for all other non-audit services rendered to the Company, including tax related services, totaled approximately $15,000.

     In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the board of directors of the Company has considered whether the provision of such services is compatible with maintaining the independence of Feldman Sherb & Co., P.C.

REQUIRED VOTE

     The Board of Directors believes that the ratification of the appointment of Feldman Sherb & Co., P.C. is in the best interests of the stockholders of the Company. The approval of the selection of Feldman Sherb & Co., P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB & CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                  MISCELLANEOUS

     The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Company's Financial Statement for the year ended December 31, 2000 (as filed with the SEC). All such requests should be directed to George Weisz at the Company, 131 West 35th Street, New York, New York 10001.

STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2002 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before November 6, 2002.

     Stockholders of the Company wishing to include proposals in the proxy material for the 2002 annual meeting of the stockholders must submit the same in writing so as to be received by the Secretary of the Company on or before August 23, 2002. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

     The Board of Directors does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

                                   By Order of the Board of Directors

                                            GEORGE WEISZ
                                            Secretary

Dated: December ___, 2001

                                      PROXY

                             This Proxy is Solicited

                       on Behalf of the Board of Directors

                             AMERICAN JEWELRY CORP.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

     The undersigned hereby appoints Isaac Nussen and George Weisz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of American Jewelry Corp. held of record by the undersigned on December 14, 2001 at the Annual Meeting of Stockholders to be held on January 22, 2002 or any adjournment thereof.

1.  Election of Directors.

    |_| FOR ALL NOMINEES LISTED BELOW                 |_|  WITHHOLD AUTHORITY
        (except as marked to the contrary below)           to vote for all nominees below


                   (INSTRUCTION: To withhold authority to vote
                    for any individual nominee strike a line
                  through the nominee's name in the list below)

    Nominees:   Isaac Nussen, George Weisz, Eric J. Rothschild

2. Approval of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock.

                         FOR  |_|   AGAINST  |_|   ABSTAIN  |_|

3.  Approval of the Reincorporation Proposal.

                         FOR  |_|   AGAINST  |_|   ABSTAIN  |_|

4. Ratification of the appointment of Feldman Sherb & Co., P.C. as the Company's independent auditors.

                         FOR  |_|   AGAINST  |_|   ABSTAIN  |_|

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2, 3 and 4 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                             Dated                       , 200
                                                   ----------------------     --

                                             -----------------------------------

                                             -----------------------------------
                                                         Signature(s)


(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.)

                                                                       EXHIBIT A
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             AMERICAN JEWELRY CORP.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware


     AMERICAN JEWELRY CORP. (the "Corporation"), a corporation organized and existing under and the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, by meeting of the Board, adopted the following resolution proposing the following amendment to the Certificate of Incorporation of the Corporation:

          RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

          "FOURTH: (A) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is Six Hundred Five Million (605,000,000) of which Six Hundred Million (600,000,000) shall be designated as Common Stock with a par value of $.001 per share, and Five Million (5,000,000) shall be designated as Preferred Stock with a par value of $.001 per share."

     SECOND: That the aforesaid amendment has been authorized by the affirmative vote of a majority of the issued and outstanding shares of common stock, par value $0.001 per share, and series A preferred stock, par value $0.001 per share, entitled to vote at a duly convened stockholders meeting.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and Secretary, this ___ day of ________, 2002.


                                            AMERICAN JEWELRY CORP.


                                            By:
                                               ---------------------------------
                                                    Isaac Nussen, President

ATTEST:

By:
   ------------------------
         George Weisz

                                                                       EXHIBIT B
                                                                       ---------

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement") is made and entered into as of this ____ day of ______________, by and American Jewelry Corp., a Nevada corporation ("AMJC-Nevada"), and American Jewelry Corp., a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, AMJC-Nevada is a corporation incorporated in the State of Nevada and is governed by the provisions of Chapter 78 of the Nevada Revised Statutes ("NRS").

     WHEREAS, the Company is a corporation incorporated in the State of Delaware and is governed by the provisions of Title 8 of the Delaware General Corporation Law ("DGCL").

     WHEREAS, the Company desires to change its corporate domicile from Delaware to Nevada by a statutory merger whereby the Company will be merged with and into AMJC-Nevada with the cessation of the separate corporate existence of the Company upon the terms and conditions set forth herein.

     WHEREAS, the respective Boards of Directors of AMJC-Nevada and the Company have determined that, for the purpose of effecting the reincorporation of the Company in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Company and its stockholders that the Company merge with and into AMJC-Nevada upon the terms and subject to the conditions herein provided.

     WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a tax-free reorganization under the provisions of Section 368 of the Code.

     WHEREAS, the respective Boards of Directors of the Company and AMJC-Nevada and the stockholders of AMJC-Nevada have unanimously adopted and approved this Agreement, and the Board of Directors of the Company has directed that this Agreement be submitted to the stockholders of the Company for their consideration;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Addresses of Constituent Corporations. The address of both the Company and AMJC-Nevada is 131 West 35th Street, New York, 10001.

     2. Merger. Subject to the approval of the stockholders of the Company in accordance with the DGCL), at the Effective Date (as defined below), the Company shall be merged with and into AMJC-Nevada (the "Merger"). Pursuant to the provisions of Chapter 92A of the NRS, AMJC-Nevada shall be and continue in existence and the separate corporate existence of the Company shall cease. The Merger shall be effective upon (a) the filing of this Agreement together with the Articles of Merger (the "Articles of Merger") with the office of the Nevada Secretary of State (the "Effective Date") in accordance with the provisions of Chapter 92-A of the NRS, and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Merger with the Delaware Secretary of State in accordance with the applicable provisions of the DGCL.

     3. Articles of Incorporation and Bylaws. The Articles of Incorporation of AMJC-Nevada in effect on the Effective Date shall continue (until amended or repealed as provided by applicable law) to be the Articles of Incorporation of AMJC-Nevada after the Effective Date without change or amendment. In addition, the Bylaws of AMJC-Nevada in effect on the Effective Date shall continue (until amended or repealed as provided by applicable law) to be the Bylaws of the AMJC-Nevada after the Effective Date without change or amendment.

     4. Directors and Officers. From the Effective Date, the directors and officers of the Company as of the Effective Date shall serve as the directors and officers of AMJC-Nevada following the Merger until removed or replaced as provided by the Bylaws of AMJC-Nevada.

     5. Effect of Merger. At the Effective Date, AMJC-Nevada shall continue in existence and, without further transfer, succeed to and possess all of the rights, privileges, and purposes of the Company; and all of the property, real and personal, including subscriptions to shares, causes of action and every other asset of the Company, shall vest in AMJC-Nevada without further act or deed; and AMJC-Nevada shall be liable for all of the liabilities, obligations and penalties of the Company. If at any time the AMJC-Nevada shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in AMJC-Nevada the title to any property or rights of the Company, or otherwise to carry out the provisions hereof, the proper officers and directors of AMJC-Nevada and the Company, as of the Effective Date, shall execute and deliver any and all things necessary or proper to vest, perfect or confirm title to such property or rights in the AMJC-Nevada, and otherwise to carry out the provisions hereof.

     6. Conversion of Outstanding Shares. Upon the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof: (i) each outstanding share of common stock, par value $0.001 per share of the Company (the "Common Stock") immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.001 per share of AMJC-Nevada (the "AMJC-Nevada Common Stock"); (ii) each outstanding share of series A preferred stock, par value $0.001 per share of the Company (the "Series A Preferred Stock") outstanding immediately prior to the Effective Date will be converted into one (1) share of series A preferred stock par value $0.001 per share (the "AMJC-Nevada Series A Preferred Stock") of AMJC-Nevada; and (iii) each outstanding option, warrant or other securities convertible into shares of the Company's Common Stock will be automatically assumed by AMJC-Nevada and will be converted into the right to acquire an equal number of shares of AMJC-Nevada Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Company. As of the Effective Date, outstanding stock certificates representing shares of Common Stock and Series A Preferred Stock of the Company shall represent the same number of shares of AMJC-Nevada Common Stock and AMJC-Nevada Series A Preferred Stock, and the holder thereof shall be entitled to precisely the same rights as a holder of certificates issued by the AMJC-Nevada. Accordingly, no action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Merger.

     7. Outstanding Stock of AMJC-Nevada. At the Effective Time, the 100 shares of AMJC-Nevada Common Stock presently issued and outstanding in the name of the Company, shall be canceled and retired and resume the status of authorized and unissued shares of AMJC-Nevada Common Stock, and no shares of AMJC-Nevada Common Stock or other securities shall be issued in respect thereof.

     8. Approval of Stockholders. This Agreement, with the recommendation of each of the constituent corporation's boards of directors, shall be submitted to the stockholders of each constituent corporation as provided by the NRS and the DGCL. There shall be required for the adoption of the Agreement the affirmative vote of at least a majority of the voting power of the Company and AMJC-Nevada.

     9. Dissenters' Rights. There are no dissenting stockholders rights as a result of the Merger under the NRS or DGCL.

     10. Waiver and Amendments. Any provision of this Agreement may be waived at any time by the party which is, or whose stockholders are, entitled to the benefits thereof and this Agreement may be amended or supplemented at any time prior to the Effective Date by the Board of Directors of the constituent corporations. After approval hereof by the stockholders of the Company, no amendment shall be made which (a) alters or changes the amount or kind of shares of AMJC-Nevada to be received on conversion of shares of the Company as provided in Section 6 hereof, (b) alters or changes any term of the Articles of Incorporation of AMJC-Nevada to be effected by the Merger, or (c) alters or changes any of the terms and conditions of this Agreement if such alteration or change would adversely affect the rights of stockholders of the Company, without the further approval of such stockholders.

     11. Termination or Abandonment. This Agreement may be terminated and/or the Merger abandoned at any time prior to the Effective Date by either the Company or AMJC-Nevada by action of their respective Boards of Directors whether before or after submission to or approval by the stockholders of the constituent corporations. In the event of termination of this Agreement and/or abandonment of the Merger, this Agreement shall become void and of no further force and effect without liability on the part of either of constituent corporations, its stockholders, Board of Directors and officers thereof.

     12. Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each party to this Agreement, pursuant to the authority duly given by their respective Boards of Directors, has caused this Agreement to be executed on its behalf by its President and attested to by its Secretary as the date and year first written above.


                                   AMERICAN JEWELRY CORP.,
                                   a Nevada Corporation

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Attested by:


                                   ---------------------------------------------
                                   Secretary


                                   AMERICAN JEWELRY CORP.
                                   a Delaware corporation

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Attested by:


                                   ---------------------------------------------
                                   Secretary

                                                                       EXHIBIT C
                                                                       ---------

                            ARTICLES OF INCORPORATION
                                       OF
                             AMERICAN JEWELRY CORP.

                              A NEVADA CORPORATION
                              --------------------

     I, the undersigned, being the original incorporator herein named, for the purpose of forming a corporation under Chapter 70 of the Nevada Revised Statutes (the "NRS") to do business both within and without the State of Nevada, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

                                    ARTICLE I
                                      NAME

     The name of the corporation is American Jewelry Corp. (the "Corporation").

                                   ARTICLE II
                      RESIDENT AGENT AND REGISTERED OFFICE

     The name and address of the Corporation's resident agent for service of process is
           ---------------------------------------------------------.

                                   ARTICLE III
                                     PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                   ARTICLE IV
                                  CAPITAL STOCK

     4.1. Number of Shares Authorized; Par Value. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 605,000,000. The Corporation is authorized to issue 600,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The
Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

     4.2. Series A Preferred Stock. 200,000 shares of the Preferred Stock is designated as "Series A Preferred Stock." The voting powers, preferences and relative participation or other special rights, and qualifications, limitations and restrictions of the Series A Preferred Stock, including liquidation preferences are as follows:

          (a) the holders of the Series A Preferred Stock shall not be entitled to receive cash dividends, and shall not receive assets in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (b) the holders of the Series A Preferred Stock shall have the right to vote along with the holders of the Common stock as one class on all matters for which the stockholders of the Corporation shall vote. The holders of the outstanding Series A Preferred Stock shall have voting rights equal to an aggregate of 54% of the total shares entitled to vote by both (i) the holders of all the then outstanding shares of Common Stock (whether or not such holders vote), and (ii) the holders of all the then outstanding shares of Series A Preferred Stock; and

          (c) the Series A Preferred Stock shall not be convertible into any other shares and shall not be transferable except to family members of the holder or to the estate of beneficiary of the holder.

     4.3. Common Stock Voting Rights. Each share of Common Stock shall be entitled to one (1) vote per share upon any matter presented to the stockholders for their vote or approval, including the election of directors.

                                    ARTICLE V
                                    DIRECTORS

     The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of three directors. The number of directors comprising the board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the by-laws of the Corporation; except that, at no time shall there by less than one (1) director. The names, addresses and categories of the initial members of the board of directors are as follows:

               Names                        Addresses
               -----                        ---------

               Isaac Nussen                 c/o American Jewelry Corp.
                                            131 West 35th Street
                                            New York, NY 10001

               George Weisz                 c/o American Jewelry Corp.
                                            131 West 35th Street
                                            New York, NY 10001

               Eric J. Rothschild           c/o American Jewelry Corp.
                                            131 West 35th Street
                                            New York, NY 10001

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

     Except as may otherwise be provided in the bylaws of the Corporation, the election of directors may be conducted at a meeting of the stockholders, whether telephonic or not, within or without the State of Nevada or by written consent and such election need not be by written ballot.

                                   ARTICLE VII
                     AMENDMENT OF ARTICLES OF INCORPORATION

     In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

                                  ARTICLE VIII
                              AMENDMENT OF BY-LAWS

     The board of directors shall have the power to adopt, amend or repeal the by-laws.

                                   ARTICLE IX
                                  INCORPORATOR

     The name and address of the incorporator of the Corporation is Mitchell S. Nussbaum, c/o Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174..

                                    ARTICLE X
                      ACQUISITIONS OF CONTROLLING INTEREST

     The  Corporation  elects not to be governed by the  provisions  of Chapters
78.378 to 78.3793, inclusive, of the NRS pertaining to the acquisitions of controlling interest, as the same may be amended, superseded, or replaced by any successor section, statute or provision. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                   ARTICLE XI
                    COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The  Corporation  elects not to be governed by the  provisions  of Chapters
78.411 to 78.444, inclusive, of the NRS pertaining to combinations with interested stockholders. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                   ARTICLE XII
                       DIRECTORS' AND OFFICERS' LIABILITY

     A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of dividends in violation of Section 78.300 of the NRS. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

          In witness whereof, I have hereunto set my hand this _____ day of 200__, declaring and certifying that the facts stated hereinabove are true.


                                        ---------------------------------------
                                        Mitchell S. Nussbaum, Incorporator


                                 ACKNOWLEDGMENT

STATE OF NEW YORK     )
                      )  :ss
COUNTY OF NEW YORK    )

     This instrument was acknowledged before me on _________________, 200_, by Mitchell S. Nussbaum, as Incorporator of American Jewelry Corp., a Nevada Corporation.

                                  Notary Public

                                                                       EXHIBIT D
                                                                       ---------

                                    * * * * *
                                     BY-LAWS
                                       OF
                             AMERICAN JEWELRY CORP.
                             (a Nevada corporation)
                                    * * * * *

                                    ARTICLE I
                                     OFFICES

     Section 1. Principal Office. The Board shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada.

     Section 2. Additional Offices. The corporation may also have offices at such other places both within and outside the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of the stockholders shall be held at such time and at such place within or outside the State of Nevada as shall be determined by the Board from time to time and stated in the notice of the meeting. Special meetings of the stockholders shall be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held at such date and time as shall be determined by the Board from time to time and stated in the notice of meeting. At such Annual Meeting, the stockholders shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

     Section 3. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 4. Notice of Meeting. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when and the place where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten
(10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

     Section 5. Business Matter of a Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 6. Quorum and Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 7. Majority Vote. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 8. Proxies. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

     Section 9. Inspectors of Election. Before any meeting of stockholders the board may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of the shares or their proxies present at the meeting shall determined whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Section 10. Action Without a Meeting by Written Consent. Any action, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE III
                                    DIRECTORS

     Section 1. Number and Qualifications. The initial number of directors shall be three (3). The number of directors shall be fixed by resolution of the board of directors; provided however, the number of directors shall not be less than one (1). The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 2 of this article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 2. Nomination by Stockholders. No stockholder shall be permitted to nominate a candidate for election as a director at any annual meeting, unless such stockholder shall provide in writing, not later than one hundred twenty days before the first anniversary of the preceding annual meeting of the stockholder to the Nominating Committee of the board of directors or, in the absence of such committee, to the secretary of the corporation, information about such candidate which, were such candidate a nominee for the board of directors from whom the corporation solicited proxies, would be required to be disclosed in the proxy materials pursuant to which such proxies would be solicited as set forth in Items 7-8 of Schedule 14A promulgated by the Securities and Exchange Commission, or any successor provisions.

     Section 3. Vacancies and Resignations. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum, or by a sole remaining director and each director so appointed shall hold office until his successor is elected at an annual or special meeting of the stockholders. When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective and each director so appointed shall hold office during the remainder of the term of office of the resigning director or directors.

     A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at the meeting.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     Section 3. Removal. Any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

     Section 4. Powers. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. Place of Meeting. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

     Section 5. First Meeting. The first meeting of each newly elected board of directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum is present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meeting of the Board.

     Section 6. Annual and Regular Meetings. The annual and regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

     Section 7. Special Meetings. Special meetings of the board of directors may be called by the Chairman of the board, the President or a Vice-President or a majority of the board upon one(1) day's notice to each director.

     Section 8. Quorum and Adjournment. A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.

     Section 9. Action Without a Meeting; Telephone Meetings. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Nothing contained in these By-laws shall be deemed to restrict the powers of members of the board of Directors, or any committee thereof, to participate in a meeting of the board or committee by means of telephone conference or similar communications equipment whereby all person participating in the meeting can hear each other.

                             COMMITTEES OF DIRECTORS

     Section 10. Selection and Powers. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers on which the corporation desires to place a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

     Section 11. Committee Minutes. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

     Section 12. Fees and Compensation of Directors. The Board shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                     NOTICES

     Section 1. Notices. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by facsimile telecommunication.

     Section 2. Effect of Irregularly Call Meetings. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     Section 3. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

     Section 1. Officers Designated. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice president, a secretary and a treasurer. The board may also choose a Chairman of the Board, one or more Vice-Presidents, and one or more assistant Secretaries and assistant Treasurers. Any person may hold two or more offices.

     Section 2. Election of Officers. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. Each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3. Subordinate Officers. The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. Compensation. The salaries of all officers and agents of the corporation shall be fixed by the board of directors, and no officer shall be prevented from receiving a salary because he is also a director of the corporation.

     Section 5. Removal and Resignation of Officers. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                              CHAIRMAN OF THE BOARD

     Section 6. The Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, perform such other powers and duties as may be assigned to him from time to time by the board. If there is no President, the Chairman of the Board shall also be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article.

                                  THE PRESIDENT

     Section 7. Duties of the President. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENT

     Section 8. Duties of the Vice-President. The vice president shall, in the absence of the President, or in the event of his disability or refusal to act, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

                                  THE SECRETARY

     Section 9. Duties of the Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all votes and all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary. The Secretary shall keep or cause to be kept, at the principal executive office of the corporation, transfer agent or registrar, as determined by resolution of the board, a share register, or a duplication share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

                                  THE TREASURER

     Section 10. Duties of the Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

     Section 1. Certificates for Shares. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

     Section 2. Signatures on Stock Certificates. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of such corporation.

     Section 3. Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

     Section 4. Issuance of New Certificates. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                            CLOSING OF TRANSFER BOOKS

     Section 6. Record Date; Closing of Transfer Books. In order that the corporation may determine the stockholders of record who are entitled to receive notice of, or to vote at, any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any lawful action, the board may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to the date of any other action. A determination of stockholders of record entitled to notice or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board may fix a new record date for the adjourned meeting. The board may also prescribe a period not exceeding sixty (60) days prior to any meeting to the stockholders during which no transfer of stock on the books of the corporation may be made

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

     Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

     Section 2. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

                                     CHECKS

     Section 3. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

     Section 4. Fiscal Year. The fiscal year of the corporation shall be a calendar year.

                                      SEAL

     Section 5. Corporate Seal. The corporation will have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                    CONTRACTS

     Section 6. Execution of Corporate Contracts and Instruments. The board, except as otherwise provided in these By-laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                  ARTICLE VIII
                                   AMENDMENTS

     Section 1. Amending the By-laws. In addition to the right of the stockholders of the corporation to make, alter, amend, change, add to or repeal the by-laws of the corporation, the board of directors shall have the power (without the assent or vote of the stockholders) to make, alter, amend, change, add to or repeal the bylaws of the corporation.

                                   ARTICLE IX
                          INDEMNIFICATION AND INSURANCE

     Section 1. Indemnification of Officers and Directors, Employees and Agents. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     To  the  extent  that  a  person  who  is a  director  or  officer  of  the corporation, or who is a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which he is serving at the request of the corporation, has been successful in the merits or otherwise in defense of any action, suit or proceeding referred to in this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by him in connection therewith.


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

     Any indemnification under this Article IX (unless ordered by a court) shall be made by the corporation only upon determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article IX. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or (b) if such a quorum is not attainable, or, even if attainable a quorum of disinterested directors so directs, by independent legal counsel and a written opinion, or (c) by the stockholders.

     Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article IX.

     Persons who are not directors or officers of the corporation but who are employees or agents of the Corporation or who are serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or enterprise may be indemnified to the extent authorized at any time or from time to time by the board of the corporation, upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct this Article IX. Such determination shall be made (a) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

     The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which any person is indemnified, may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in some other capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, an officer, employee or agent of the corporation, or is or was serving at the request of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of these by-laws or of the applicable provisions of the Nevada Revised Statutes as the same may be amended or superceded from time to time.

     For the purposes of this Article IX, references to "the corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its officers, directors and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     The invalidity or enforceability of any provision of this Article IX shall not effect the validity or enforceability of any other provision hereof.

     Section 2. Insurance. The board of directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.


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